Exhibit 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bio-Lok International Inc. (the “Registrant”) on Form 10-KSB for the period ended July 31, 2003, as filed with the Securities and Exchange Commission on September, 2003, hereof (the “Report”), the undersigned officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Bio-Lok International Inc.

/s/ Bruce L. Hollander

Chief Executive Officer
February 2, 2004